SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2004

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-20191	75-1911917
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 East Arapaho Road, Richardson, Texas	75081
(Address of Principal Executive Offices)	(Zip Code)

(972) 234-6400
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Item 5.                                   Other Events.

On April 20, 2004, the company announced that it has been informed by Nasdaq that the Company has evidenced compliance with the current requirement necessary for continued listing on The Nasdaq SmallCap Market and that the Company’s trading symbol will change from INZCD to INTZ effective with the open of business on Wednesday, April 21, 2004.  A copy of such press release is attached hereto as Exhibit 99.1.

Item 7.                                 Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits.

99.1                                                   Text of press release of the registrant, dated April 20, 2004, announcing that Nasdaq has informed the Company of compliance with the current requirement for continued listing and the Company’s trading symbol will change from INZCD to INTZ effective with the open of business on Wednesday, April 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRUSION INC.

Dated: April 20, 2004	By:	/s/ Michael L. Paxton
Michael L. Paxton
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1

Text of press release of the registrant, dated April 20, 2004, announcing that Nasdaq has informed the Company of compliance with the current requirement for continued listing and the Company’s trading symbol will change from INZCD to INTZ effective with the open of business on Wednesday, April 21, 2004.